SUPPLEMENT TO THE PROSPECTUS                                         May 1, 2000

United Cash Management, Inc.

The following supplements the information regarding the section entitled "Choosing A Share Class":

Waddell & Reed, Inc. may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers.


To be attached to the cover page of the Prospectus of United Cash Management, Inc. Class A, Class B, Class C, and Waddell & Reed Money Market C Shares dated September 20, 1999.

This Supplement is dated May 1, 2000.


NUS2100K

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

United Cash Management, Inc.


The disclosure regarding the respective Distribution and Service Plans ("Plans") for Class B shares, Class C shares and Waddell & Reed Money Market C shares is revised to reflect that such shares are offered through Waddell & Reed, Inc. and also through certain other broker-dealers. Waddell & Reed, Inc. may pay such broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: i) for the purchase of Class B shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 4.00% of net assets invested; ii) for the purchase of Class C shares or Waddell & Reed Money Market C shares, Waddell & Reed, Inc. (or its affiliate) may pay Legend 1.00% of net assets invested.


To be attached to the cover page of the Statement of Additional Information of United Cash Management, Inc. dated September 20, 1999.

This Supplement is dated May 1, 2000.